UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☒Definitive Additional Materials

☐Soliciting Material under §240.14a-12

INGEVITY CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V85511-P45803 You invested in INGEVITY CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 29, 2026. Vote Virtually at the Meeting* April 29, 2026 9:30 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/NGVT2026 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting the materials prior to April 8, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. INGEVITY CORPORATION SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945 INGEVITY CORPORATION 2026 Annual Meeting Vote by April 28, 2026 11:59 PM ET *Ingevity Corporation will be hosting the meeting live via audio webcast this year at the website address above. Please check the proxy materials for instructions on how to virtually attend the 2026 Annual Meeting.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V85512-P45803 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the 2026 Annual Meeting, which are further described in the proxy materials that are available to you on the Internet. You may view the proxy materials at http://www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of the below Director nominees, each for a one-year term and until his or her successor is duly elected and qualified: Nominees: 1a. Luis Fernandez-Moreno For 1b. Diane H. Gulyas For 1c. Bruce D. Hoechner For 1d. David H. Li For 1e. Frederick J. Lynch For 1f. Karen G. Narwold For 1g. F. David Segal For 1h. J. Kevin Willis For 1i. Benjamin G. (Shon) Wright For 2. Advisory vote on compensation of our Named Executive Officers (Say-on-Pay). For 3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026. For 4. Amendment to increase authorized shares under the Ingevity Corporation 2025 Omnibus Incentive Plan. For NOTE: In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.